UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2021

SELECT BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

North Carolina	000-50400	20-0218264
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 W. Cumberland Street, Dunn, North Carolina	28334
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (910) 892-7080

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $1.00 per share	SLCT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 17, 2021, Select Bancorp, Inc. (the “Company”) held a special meeting of shareholders. The voting results of the three proposals submitted to shareholders at the special meeting are set forth below. Each proposal submitted to shareholders was approved by the shareholders entitled to vote at the special meeting. The proposals below are described in greater detail in the definitive joint proxy statement/prospectus, dated as of July 28, 2021, and previously filed by the Company with the U.S. Securities and Exchange Commission on July 28, 2021.

Proposal 1 – Merger Proposal: Proposal to approve the Agreement and Plan of Merger and Reorganization dated June 1, 2021, or the merger agreement, between the Company and First Bancorp, pursuant to which the Company will merge with and into First Bancorp.

For	Against	Abstain	Broker Non-Votes
11,583,579	13,255	10,745	-0-

Proposal 2 – Merger-related Compensation Proposal: Proposal to approve, on an advisory (non-binding basis), the compensation that certain executive officers of the Company may receive in connection with the merger pursuant to existing agreements or arrangements with the Company.

For	Against	Abstain	Broker Non-Votes
10,911,042	560,223	136,314	-0-

Proposal 3 – Adjournment Proposal: Proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies in favor of the merger proposal.

For	Against	Abstain	Broker Non-Votes
11,206,776	346,217	54,586	-0-

With respect to the adjournment proposal, although the vote was taken, no motion to adjourn was made because the merger proposal was approved.

Approximately 67.2% of the votes entitled to be cast on the merger proposal voted for approval of the merger agreement. Of those shares actually present at the special meeting in person or by proxy, approximately 99.8% of the votes cast on the merger proposal voted for approval of the merger agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECT BANCORP, INC.

Date: September 20, 2021	By:	/s/ Mark A. Jeffries
Mark A. Jeffries
Executive Vice President and Chief Financial Officer